UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2012

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Network 1 Financial Group, Inc

(Exact name of registrant as specified in its charter)

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Delaware	001-14753	11-3423157
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2 Bridge Ave, Suite 241, Red Bank, NJ 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 758- 9001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.

On September 19, 2012, Network 1 Financial Group, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission to deregister the Companies common stock under Section 12(g)(4) of the Securities Exchange Act of 1934 as amended by the Jumpstart Our Business Startups Act ( as amended, the “Exchange Act”). The Section 12(g) deregistration will become effective in 90 days, or such shorter period as determined by the Securities and Exchange Commission. Based on the Filing date of the Form 15, The Company does not expect to have any further reporting obligation under the Exchange Act after December 18, 2012. The Company expects the deregistration to provide substantial cost savings in the form of reduced audit, legal and filing expenses and other cost related to complying with the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 21, 2012	Network 1 Financial Group, Inc
	By	/s/ Damon D. Testaverde
Name: Damon D. Testaverde Title: Damon D. Testaverde